UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2025

XTI AEROSPACE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8123 InterPort Blvd., Suite C Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 680-7412

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	XTIA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On February 13, 2025, XTI Aerospace, Inc. (the “Company”) and Streeterville Capital, LLC (the “Note Holder”), the holder of that certain outstanding secured promissory note issued on May 1, 2024 (the “Original Note”), entered into an exchange agreement (the “Exchange Agreement”), pursuant to which the Company and the Note Holder agreed to (i) partition a new secured promissory note in the form of the Original Note (the “Partitioned Note”) in the original principal amount of $250,000.00 (the “Exchange Amount”) and then cause the outstanding balance of the Original Note to be reduced by the Exchange Amount; and (ii) exchange the Partitioned Note for the delivery of 59,382 shares of the Company’s common stock (the “Exchange Shares”) at an effective price per Exchange Share equal to $4.21, which is the Minimum Price as defined in Nasdaq Listing Rule 5635(d) (the “Exchange”).

The offer and sale of the Exchange Shares was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from registration under Section 3(a)(9) of the Securities Act, in that (a) the Exchange Shares are being issued in exchange for the Partitioned Note which is another outstanding security of the Company; (b) there is no additional consideration of value being delivered by the Note Holder in connection with the Exchange; and (c) there are no commissions or other remuneration being paid by the Company in connection with the Exchange.

As of February 13, 2025, the Company has 3,535,294 shares of common stock outstanding, which includes the Exchange Shares that will be issued in the Exchange.

Item 8.01 Other Events.

Series 9 Preferred Stock Holder’s Consent

On February 12, 2025, the Company obtained a written consent (the “February 2025 Consent”) from 3AM Investments LLC (an entity controlled by Nadir Ali, the Company’s former Chief Executive Officer and a former director of the Company) (“3AM”), which is the Required Holder (as defined below) of the Company’s Series 9 Preferred Stock, in connection with the Company’s “at the market” offering program pursuant to that certain Equity Distribution Agreement, dated as of July 22, 2022, by and between the Company and Maxim Group LLC, as amended from time to time (the “ATM”).

Pursuant to the February 2025 Consent, 3AM authorized the Company to raise up to an additional $10 million of common stock under the ATM in consideration for the Company’s agreement to pay 20% of the gross proceeds (the “Payment Amount”) of any sale by the Company of any debt or equity securities of the Company, including but not limited to sales of common stock under the ATM (each, a “Financing”), (a) first, to those certain employees and other service providers, including Nadir Ali, Wendy Loundermon (the Company’s former Chief Financial Officer and a former director of the Company) and Soumya Das (the Company’s Chief Executive Officer of its Real Time Location System Division and a current director of the Company), entitled to bonuses payable pursuant to that certain Transaction Bonus Plan, adopted on July 24, 2023, as amended from time to time (“Bonus Plan Payments”); and (b) second, to the extent the Bonus Plan Payments have been fully satisfied, any remaining portion of the Payment Amount shall be applied to the redemption of outstanding shares of the Series 9 Preferred Stock. Payments will be due on (i) with respect to ATM sales, every Monday for the prior week’s ATM sales, and (ii) with respect to any other Financing, five business days following the closing of such Financing.

The term “Required Holders” is defined in the Certificate of Designations of Preferences and Rights of Series 9 Preferred Stock as the holders of at least a majority of the outstanding Series 9 Preferred Stock; provided that, pursuant to that certain securities purchase agreement dated as of March 12, 2024, by and between the Company and 3AM, 3AM will be deemed a “Required Holder” as long as 3AM holds any shares of Series 9 Preferred Stock. As of February 12, 2025, 3AM was the only holder of outstanding Series 9 Preferred Stock.

Updated Unaudited Selected Financial Data

As previously disclosed, the Company effected a 1-for-250 reverse stock split of its outstanding common stock, effective as of 12:01 a.m., Eastern Time, on January 10, 2025 (the “Reverse Stock Split”).

This Current Report on Form 8-K provides certain updated selected financial data of the Company for the years ended December 31, 2023 and 2022, the three months ended March 31, 2024 and March 31, 2023, the three and six months ended June 30, 2024 and June 30, 2023 and the three and nine months ended September 30, 2024 and September 30, 2023, as adjusted for the Reverse Stock Split (the “Updated Selected Financial Data”). The Updated Selected Financial Data updates and supplements the Company’s audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2023, filed with Securities and Exchange Commission (the “SEC”) on April 16, 2024, the audited financial statements of XTI Aircraft Company for the years ended December 31, 2023 and 2022 included in the Company’s Current Report on Form 8-K/A filed with the SEC on May 28, 2024, the Company’s unaudited condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the three months ended March 31, 2024, filed with the SEC on May 20, 2024, the Company’s unaudited condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the three and six months ended June 30, 2024, filed with the SEC on August 14, 2024, and the Company’s unaudited condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2024, filed with the SEC on November 14, 2024. The Updated Selected Financial Data does not modify or update the disclosures in such reports, other than as indicated to reflect the Reverse Stock Split, and should be read in conjunction with such reports. The information attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Updated Unaudited Selected Financial Data
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTI AEROSPACE, INC.

Date: February 13, 2025	By:	/s/ Brooke Turk
	Name:	Brooke Turk
	Title:	Chief Financial Officer

2